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                                                                    EXHIBIT 10.4




                                 MCN CORPORATION

                              STOCK INCENTIVE PLAN



                     (as amended effective April 22, 1997)





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

                                TABLE OF CONTENTS
                                -----------------
SECTION                                                                          Page
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
ARTICLE I---------------------------------------------------------------------------1
    Purpose

ARTICLE II--------------------------------------------------------------------------1
    Definitions

ARTICLE III-------------------------------------------------------------------------2
    Administration

ARTICLE IV--------------------------------------------------------------------------3
    Shares Subject to the Plan

ARTICLE V---------------------------------------------------------------------------4
    Eligibility

ARTICLE VI--------------------------------------------------------------------------5
    Stock Options

ARTICLE VII------------------------------------------------------------------------10
    Restricted Stock Awards

ARTICLE VIII-----------------------------------------------------------------------11
    Performance Unit Awards

ARTICLE  IX------------------------------------------------------------------------13
    General Provisions

ARTICLE X--------------------------------------------------------------------------20
    Amendment and Termination

ARTICLE XI-------------------------------------------------------------------------21
    Miscellaneous


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                                 MCN CORPORATION
                              STOCK INCENTIVE PLAN

                      (as amended effective April 22, 1997)

                                    ARTICLE I

                                     PURPOSE

The purpose of the MCN Corporation Stock Incentive Plan (the "Plan") is to promote the success of MCN Corporation (the "Corporation" or "MCN") by providing a method whereby eligible employees of the Corporation and its affiliated companies may be awarded additional remuneration for services rendered and encouraged to invest in the Common Stock of the Corporation, thereby increasing their proprietary interest in the Corporation's business, encouraging them to remain in the employ of the Corporation or its affiliated companies, and increasing their personal interest in the continued success and progress of the Corporation.

                                   ARTICLE II

                                   DEFINITIONS

2.1      The following terms have the meaning described below when used in the
         Plan:

         (a)  "Award" shall refer to the Restricted Stock Award granted under
              Article VII and except for purposes of Article VII, a Performance Unit Award granted under Article VIII.

         (b) "Board of Directors" shall mean the Board of Directors of the Corporation.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.






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         (d)  "Committee" shall mean the Committee appointed by the Board of
              Directors to administer the Plan pursuant to Article III.

         (e) "Common Stock" shall mean common stock, par value $.01 of the Corporation.

         (f) "Corporation" shall mean MCN Corporation or any successor to it in ownership of all or substantially all of its assets.

         (g)  "Earlier Plan" shall mean the MCN Stock Option Plan.

         (h)  "Incentive Stock Option" shall mean a stock option granted under
              Article VI which is intended to meet the requirements of Section 422A of the Code.

         (i) "Nonqualified Stock Option" shall mean a stock option granted under Article VI which is not intended to be an Incentive Stock Option.

         (j)  "Option" shall mean an Incentive or Non-qualified Stock
              Option.

         (k) "Participant" shall mean an eligible employee who has been granted an option or Award.

         (1) "Participating Company shall mean the Corporation or any subsidiary or other affiliated entity (whether or not incorporated) designated by the Board of Directors.

         (m)  "Restricted Stock Award" shall mean an award of common stock under
              Article VII hereof.

         (n)  "Stock Appreciation Right" shall mean a right granted under
              Section 6.5.

         (o) "Performance Unit Award" shall mean an award granted under Article VIII.

         (p) "Vesting Date" shall mean the date upon which restrictions or limitations on Options or Awards lapse.

                                   ARTICLE III

                                 ADMINISTRATION

    3.1 (a) The Board of Directors of the Corporation shall appoint not less than three Directors or disinterested persons to the Committee which shall administer the Plan. No individual shall become a member of a Committee if he or she shall have been

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              eligible to receive an Option or Award under the Plan (or a predecessor of any part of the Plan) at any time during the twelve month period prior to his or her becoming a member and no member of the Committee shall be eligible to receive an option, Stock Appreciation Right or Award granted by such Committee under the Plan while a member of that Committee. The Committee shall have full power and authority subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board of Directors to grant to eligible persons options and Stock Appreciation Rights under
              Article VI of the Plan, to grant Restricted Stock Awards under
              Article VII of the Plan, to grant Performance Unit Awards under
              ARTICLE VIII of the Plan, to interpret the provisions of the Plan and any agreements relating to Options, Stock Appreciation Rights and Awards granted under the Plan and to supervise the administration of the Plan, all subject to ratification or modification by the Board of Directors, a majority of which directors acting in any such matter shall be disinterested persons.

         (b) All decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Corporation, stockholders, employees and beneficiaries of employees.


                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

    4.1 (a) Subject to adjustment pursuant to Section 4.1(b), the aggregate number of Options, Restricted Stock Awards, and shares of Common Stock issued upon payout of Performance Units that may be distributed under the Plan in any calendar year shall not exceed one percent of the shares of Common Stock outstanding on the first day of the calendar year on the date such Options, Restricted Stock, and shares of Common Stock issued upon payout of Performance Units are distributed. In


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              addition, the number of Shares, Options, Stock Appreciation
              Rights, Awards, or Performance Units that may be issued under this Plan subsequent to February 26, 1997 may not exceed 5% of the number of shares issued and outstanding on that date plus the number of shares approved and not issued prior to February 26, 1997.

              Shares of Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation including shares purchased in the open market. If an Option, Restricted Stock Award, or Performance Unit granted under the Plan shall expire or terminate for any reason during a calendar year, the shares subject to, but not distributed, under such Option or Restricted Stock shall be available for other Options and Awards to the same employee or other employees.

         (b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock, the Committee shall make the appropriate adjustment in the aggregate number of shares which may be delivered under the Plan and the number of shares subject to outstanding options, Stock Appreciation Rights and Awards to reflect such action. If any such adjustment shall result in a fractional share, such fraction shall be disregarded.


                                    ARTICLE V

                                   ELIGIBILITY

    5.1 Key employees of the Corporation and other Participating Companies, as shall be determined by the Committee, are eligible to participate in the Plan.


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                                   ARTICLE VI

                                 STOCK OPTIONS

    6.1 Subject to the limitations of the Plan, the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those to be granted options and determine the time when each option shall be granted and the number of shares subject to each option, and shall select the optionees to receive Stock Appreciation Rights and the Options on which such rights shall relate. Options may be either Incentive Stock Options or Nonqualified Stock Options, and more than one option and Stock Appreciation Right may be granted to the same person. Stock Appreciation Rights may be granted to holders of any unexpired options granted under the Plan or the Earlier Plan.


    6.2 Option Agreements. Each Option under the Plan shall be evidenced by an option agreement which shall be signed by an officer of the Corporation and the optionee and shall contain such provisions as may be approved by the Committee. Any such option agreement may be supplemented and amended from time to time as approved by the Committee, provided that the terms of such option agreement after being amended or supplemented conform to the terms of the Plan. Any option agreement for Nonqualified Stock options shall state that the Nonqualified Stock Options granted thereunder shall not be treated as Incentive Stock Options. Each Stock Appreciation Right shall be evidenced by the option agreement for the option to which it relates. In the case of any such right relating to a previously granted option, the option agreement shall be supplemented to evidence such right.

    6.3 Option Price. The price at which shares may be purchased upon exercise of a particular Incentive Stock option shall be not less than one hundred percent (100%) of the fair market value of such shares on the date such Option is granted as determined in accordance with procedures to be established by the Committee.

    6.4  Exercise of Options.

         (a) Subject to the provisions of the Plan with respect to death, disability, retirement and termination of employment, the period during which each Option may be exercised

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              shall be fixed by the Committee at the time such Option is granted but such period in no event shall expire later than ten years from the date the Option is granted.

         (b) Except as permitted by Sections 6.7 and 9. 1, each option may be exercised only after one year of continued employment by the Corporation or any of its affiliated companies and only during the continuance of the optionee's employment with the Company or any of its affiliated companies. Subject to the foregoing limitations and the terms and conditions of the option agreement and unless canceled prior to exercise, each Option shall be exercisable in whole or in part in installments at such time or times as the Committee may prescribe and specify in the applicable option agreement.

         (c) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment shall be made in cash or, in the discretion of the Committee, through the delivery of shares of Common Stock of the corporation with a value equal to the total option price, or a combination of cash and shares, or by other means which the Committee determines are consistent with the Plan's purpose and applicable law, provided that for Incentive Stock Options such other means are established on or before the date such Option was granted. Any shares so delivered shall be valued at their fair market value on the trading day preceding the exercise date determined as provided in Section 6.3. Payment of the option price may be made by borrowing from the Corporation pursuant to the terms and conditions provided for in the MCN Stock Option Plan previously approved by shareholders. No optionee or legal representative, legatee of distributee of any optionee shall be deemed to be a holder of any shares subject to any Option prior to the issuance of such shares upon exercise of such Option or any related Stock Appreciation Right.

    6.5  Stock Appreciation Rights.

         (a) Stock Appreciation Rights may be granted to such optionees holding Options granted under the Plan or the Earlier Plan as the Committee may select and upon such terms


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              and conditions as the committee may prescribe.  Each stock
              Appreciation Right shall relate to a specific option granted and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, expiration or termination of such Option. A Stock Appreciation Right shall entitle the optionee, subject to the provisions of the Plan and the related option agreement, to receive from the Corporation an amount not more than the excess of the fair market value on the exercise date of the number of shares for which the Stock Appreciation Right is exercised over the option price for shares under the related Option. For this purpose such fair market value shall be determined as provided in Section 6.3.

         (b) A Stock Appreciation Right shall be exercisable on such dates or during such periods as may be determined by the Committee from time to time, provided that the Committee may for administrative convenience, determine that for any Stock Appreciation Right relating to a Nonqualified Stock Option which right can only be exercised during a limited period of time in order to satisfy rules imposed by the Securities and Exchange Commission, the exercise of any such right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the fair market value of the Common Stock determined as provided in Section 6.3, is the highest and provided, further, that no Stock Appreciation Right shall be exercisable at a time when the related Option could not be exercised nor may it be exercised with respect to a number of shares in excess of the number for which such Option could then be exercised. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted.

         (c) A stock Appreciation Right may be exercised only upon surrender of the related Option by the optionee which shall be terminated to the extent of the number of shares for which the Stock Appreciation Right is exercised. Shares covered by such a

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              terminated Option or portion thereof granted under the Plan shall be available for other Options or Awards under the Plan.

         (d) The amount payable by the Corporation upon exercise of a Stock Appreciation Right may be paid in cash, in shares (valued at their fair market value on the exercise date determined as provided in
              Section 6.3) or in any combination thereof as the Committee shall determine from time to time. No fractional shares shall be issued and the optionee shall receive cash in lieu thereof.

         (e) The Committee may impose any other conditions upon the exercise of a Stock Appreciation Right, which may include a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise Stock Appreciation Rights granted prior to the adoption or amendment of such rules and regulations as well as Stock Appreciation Rights granted thereafter.

         (f) The Committee may at any time amend or suspend any Stock Appreciation Right theretofore granted under the Plan, provided that the terms of any Stock Appreciation Right after any amendment shall conform to the provisions of the Plan. A Stock Appreciation Right shall terminate upon the termination or expiration of the related Option.



    6.6 Transferability of Options and Stock Appreciation Rights. An Option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the person to whom granted, may be exercised only by such person. A Stock Appreciation Right may not be transferred to anyone and may be exercised only by the optionee to whom it was granted.

    6.7 Death, Disability, Retirement and Termination of Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the option period specified in the applicable option agreement and subject to the Committee's right to cancel any Option:

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         (a)  Upon the death of any optionee while employed or within the three-year period referred to in clause (b) below, the person or persons to whom such optionee's rights under the Option are transferred by will or the laws of descent and distribution may, prior to three (3) years after (i) the date of such optionee's death while employed or (ii) the termination of such optionee's employment for a reason referred to in clause (b) below, as the case may be, purchase any or all of the shares with respect to which such optionee was entitled to exercise such Option immediately prior to his or her death.

         (b) Upon termination of employment as a result of disability as defined in section 22(e)(3) of the Code or retirement pursuant to a retirement Plan of the Corporation or any of its direct or indirect subsidiaries, an optionee may, within three years after the date of such termination, purchase any or all of the shares with respect to which such optionee was entitled to exercise such Option immediately prior to such termination, and

         (c) Upon termination of employment for cause, an optionee's Options shall be canceled to the extent not theretofore exercised.

         (d) Upon termination of employment for any reason other than death, disability, retirement or cause, an optionee may exercise any Option or Stock Appreciation Right which was exercisable on the date of termination of employment or such additional period as the Committee may determine, but in no event later than the original expiration date of the Option.

         (e) For purpose of the Plan, the term "cause" shall mean repeated material breaches of an optionee's duties of employment which are not cured after receipt by the optionee of written notice specifying such breaches or the optionee's conviction of a felony involving moral turpitude.

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                                   ARTICLE VII

                             RESTRICTED STOCK AWARDS

    7.1 Subject to the limitations of the Plan, the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those Participants to be granted Restricted Stock Awards, determine the time when each Award shall be granted, the number of shares subject to each Award, and the date upon which the shares will vest (the Vesting Date).

    7.2  Vesting of Restricted Stock Awards.

         (a) Subject to the rules of Sections 7.2(b) and 9.1 each Award shall fully vest and be one hundred percent (100%) nonforfeitable on the Vesting Date.

         (b) Subject to the rules of Section 9.1, upon termination of a Participant's employment prior to Vesting Date for any reason except for disability or retirement, as described below, or death, his or her Awards shall be forfeited and the Participant shall have no right with respect to such Awards. Upon termination of employment prior to the Vesting Date by reason of the Participant's disability as defined in Section 22(e)(3) of the Code or retirement at age 62 or older under a retirement Plan maintained by the Company or a subsidiary or by reason of death, any Award granted to such Participant shall be vested and nonforfeitable to the extent of one hundred percent. Vesting for participants who retire prior to age 62 shall be as determined by the Committee.

    7.3  Payment of Awards.

         (a) As soon as practicable after an Award has become vested in accordance with Section 7.2, such vested Award shall be paid to the Participant or, in the case of the death of the Participant, his or her designated beneficiary or beneficiaries or, in the absence of a designated beneficiary, to the estate of the Participant.

         (b) In addition to the payment provided for in Section 7.3(a), prior to Vesting Date, each Participant shall receive a cash payment equal to the amount of dividends which would have been paid on the number of shares awarded had such shares been issued

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              as shares of Common Stock on the date of grant of such Award. This payment shall be made on or about the date such dividends would have been paid.

         (c) Payments pursuant to Section 7.3(a) shall be made in either shares of Common Stock or cash as determined by the Committee provided, however, that the Participant or his or her beneficiary may request that the Committee approve a payment composed of a different ratio of cash and shares of Common Stock. Payment in cash pursuant to this paragraph shall be made in the amount which is equal to the closing price of a share of Common Stock on the New York Stock Exchange Composite Tape for the trading day preceding the day on which payment is to be made, multiplied by the number of shares of the Award which are to be paid in cash.

                                  ARTICLE VIII

                             PERFORMANCE UNIT AWARDS

    8.1 In addition to granting Options, Stock Appreciation Rights and Restricted Stock Awards, the Committee shall have authority to grant to eligible employees Performance Unit Awards which can be in the form of Common Stock or units, the value of which is based on whole or in part, on the value of Common Stock. Subject to the provisions of the Plan including Section 8.2 below, Performance Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole discretion, all such rules applicable to a particular Performance Unit Award to be reflected in writing and furnished to the employee at the time of grant. The rules need not be identical for each Performance Unit Award.

    8.2 Rules. In the sole discretion of the Committee a Performance Unit Award shall be granted subject to the following rules:

         (a) Any shares of Common Stock which are part of a Performance Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on

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              which the shares are issued or, if later, the date provided by the
              Committee at the time of the Award.

         (b) Performance Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award and Common Stock be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Performance Unit Award the purchase price shall be at least fifty percent of the fair market value of such Common Stock on the date such Award is granted.

         (c) Performance Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

         (d) Performance Unit Awards may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts, with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any.

         (e) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitation to which a Performance Unit Award was made subject to the time of grant.

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                                 ARTICLE IX

                               GENERAL PROVISIONS

    9.1  Change in Control.

         (a) (i) In the case of a Change in Control (as defined below) of the Corporation, each Option and Stock Appreciation Right then outstanding shall immediately become exercisable in full.

              (ii) In the case of a Change in Control (as defined below) of the
                   Corporation, each Award shall immediately be fully vested and nonforfeitable and shall be paid within 20 days thereafter at no less than one hundred (100) percent of the standard or target award amount or, if greater, the actual award amount as extrapolated in the determination of the Committee (as so constituted immediately prior to the Change in Control of the Corporation), utilizing in each case the Change in Control Price (as defined below) as the value per share of Common Stock.

         (b) A change in Control shall mean (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13(d)-3 promulgated under the Exchange
              Act) of twenty (20) percent or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of
              Control: (1) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit Plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the


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          Corporation or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (1),(2) and (3) of subparagraph (iii) of this Section 9.1 (b) are satisfied; or (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors than comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14(a)-l1 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation,
          (1) more than sixty (60) percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entitled who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no

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          Person (excluding the Corporation, any employee benefit Plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty (20) percent or more of the Outstanding Corporation Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty (20) percent or more of respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or (iv) approval by the shareholders of the Corporation of (1) a complete liquidation or dissolution of the Corporation or (2) the sale or other disposition of all or substantially all of the assets of the Corporation, other than a corporation, with respect to which following such sale or other disposition, (A) more than sixty (60) percent of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit Plan (or related trust) of the Corporation or such corporation any

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          person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty (20) percent or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty (20) percent or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

 9.2 Designation of Beneficiary. Each employee who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiaries with the Committee on a form to be prescribed by it, provided that no such designations shall be effective unless so filled prior to the death of such employee.

 9.3 No Right of Continued Employment. Neither the establishment of the Plan, the granting of Options, Stock Appreciation Rights or Awards, or the payment of any benefits hereunder or any action of the Corporation or of the Board of Directors or of the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Corporation or its direct or indirect subsidiaries, each of which expressly reserves the right to discharge any employee whenever the interest of any such company in its sole discretion may so require without liability to such company, the Board of Directors or the Committee except as to any rights which may be expressly conferred upon such employee under the Plan.

 9.4 No Segregation of Cash or Shares. The Corporation shall not be required to segregate any cash or any shares of Common Stock which may at any time be represented by Options, Awards, or amounts and the Plan shall constitute an "unfunded" Plan of the Corporation. No employee shall have voting or other rights with respect to such shares of Common Stock prior to the delivery of such shares. The Corporation shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property and the liabilities of the Corporation to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Corporation. In its sole discretion, the Board of Directors may authorize the creation of trusts or other arrangements to meet the obligations of the Corporation and each other Participating Company under the Plan provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

9.5 Delivery of Shares. No shares shall be delivered pursuant to any exercise of an Option, Stock Appreciation Right or pursuant to the payment of any Award unless the requirements of such laws and regulations as may be deemed by the Committee to be applicable thereto are satisfied.

9.6 Option Cancellation Payment. Notwithstanding any other provision of this Plan and the terms of any agreement under which the Committee has granted an Option or Award under this Plan, during the 60 day period from and after a Change of Control (as defined in Section 9.1) (the "Exercise Period"), in the case of all Options, an optionee shall have the right, in lieu of the payment of the exercise price of the shares of stock being purchased under the Option and by giving notice to the Corporation, to elect (within the Exercise Period) in lieu of exercise thereof to surrender all or part of the Option to the Corporation and to receive in cash, within 30 days of such notice, an amount in cancellation of the Option (the "Cancellation Payment") equal to the amount by which the Change in Control Price (as defined below) per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option multiplied by the number of shares of Common Stock granted under the Option as to which the right granted under this Section 9.6 shall have been exercised; provided, however, that if such Option is held by an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act) and not more than six months has elapsed from the grant thereof, or the receipt of the

          Cancellation Payment at the time above-specified would subject the optionee to liability under said Section 16, then the Cancellation Payment shall be made on the first day when no liability to the optionee under said Section 16 would result.

9.7       Transfer and Leave of Absence

          (a) A transfer of an employee from a Participating Company to an affiliated company,

               and

          (b) A leave of absence duly authorized in writing by the Participating Company, for military service or sickness, or for any other purpose approved by the Participating Company shall not be deemed a termination of employment.

9.8 Michigan Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Michigan.

9.9 Payments and Tax Withholding. The delivery of any shares of Common Stock and the payment of any amount in respect of a Stock Appreciation Right or Award shall be for the account of the applicable Participating Company and any such delivery or payment shall not be made until the recipient shall have made satisfactory arrangements for the payment of any applicable withholding taxes.

9.10 Earlier Plan. The options granted under the Earlier Plan shall continue to be subject to the terms and conditions of the Earlier Plan and shall not be subject to this Plan.

9.11 Compliance with Rule 16(b)-3. It is MCN's intent that, with respect to persons who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Act"), the Plan comply in all material respects with the provisions of Rule 16(b)-3 promulgated under the Act, as such rule or a successor rule or rules may be in effect from time to time. If any such Plan provision is found not to be in compliance with Rule 16
          (b)-3, such provision shall be deemed null and void.

9.12 Change in Control Price. Change in Control Price shall mean the higher of (i) the highest reported sales price, regular way, of a share of Common Stock on the Composite Tape for New York Stock Exchange Listed Stocks or, if such shares of the Corporation are not listed or admitted to trading on the New York Stock Exchange, the highest reported sales price as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of the Corporation are listed or admitted to trading, or if such shares of the Corporation are not listed or admitted to trading on any national securities exchange, the highest quoted price or, if not so quoted, the highest average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date such shares of the Corporation are not quoted by any such organization, the highest average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares of the Corporation as selected by the Board of Directors of the Corporation, in each case during the 60-day period prior to and ending on the date of the Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in subparagraphs (i) or (iii) of the definition of Change of Control set forth in Section 9.1, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D by the person having made the acquisition); provided, however, that with respect to any Incentive Stock Option, the Change of Control Price shall not exceed the market price of a share of Common Stock (to the extent required pursuant to Section 422A of the Code) on the date of surrender thereof.

9.13 Forfeitures. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that the employee, before or after termination of his employment with the Corporation or its subsidiaries for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Corporation or its subsidiaries, which conduct damaged the Corporation or its subsidiaries, or disclosed trade secrets of the Corporation or its subsidiaries, (b) participated, engaged in or had a financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor in the United States which has a significant competitive impact on the business of the Corporation or its subsidiaries without the written consent of the Corporation or its subsidiaries, or (c) has taken any other action that has a significant adverse impact in the Corporation or its subsidiaries, the employee shall forfeit all outstanding Options, Restricted Stock, or Performance Units which are not vested, including all rights related to such matters, and including all unexercised Options, exercised Options, and any performance based Stock Awards to which he may be entitled, and other elections pursuant to which the Corporation has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

          The decision of the Committee as to the cause of the employee's discharge, the damage done to the Corporation or its subsidiaries, and the extent of the employee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the employee by the Company or its subsidiaries in any manner.

                                    ARTICLE X
                            AMENDMENT AND TERMINATION

10.1 Amendments, Suspension or Discontinuance. The Board of Directors may amend, suspend or discontinue the Plan provided, however, that except as permitted by Sections 4.1(b), the Board of Directors may not, without the prior approval of the stockholders of the Company, make any amendment which operates:

          (a) To abolish the Committee, change the qualification of its members or withdraw the administration of the Plan from the Committee unless otherwise required or directed by law or regulation,

          (b) To make any material change in the class of eligible employees as defined in the Plan,

          (c) To increase the total number of shares of Common Stock available for Options, Stock Appreciation Rights and Awards granted under the Plan, or

          (d) To extend the period during which Options or Awards may be granted under the Plan, and provided further that upon the occurrence of a Change in Control no amendment may adversely affect the rights of any person in connection with any Option or Award previously granted.

10.2 Limitation. No Option or Award shall be granted under the Plan after March 1, 2007.

                                   ARTICLE XI
                                 MISCELLANEOUS

          No director who also serves as an officer of the Corporation shall be eligible to vote on any matter regarding the MCN Corporation Stock Incentive Plan.

          IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Plan this 27th day of July, 1995, pursuant to the resolution adopted by the Board of Directors of the Company.

                                             MCN CORPORATION

                                        BY:  Daniel L. Schiffer
                                             ----------------------------------
                                             Daniel L. Schiffer, Senior
                                             Vice President, General Counsel
                                             and Secretary

                                        Dated as of April 22, 1997

Restated April 22, 1997

                                 MCN CORPORATION
                              STOCK INCENTIVE PLAN
                              --------------------
                              HISTORICAL BACKGROUND


12/12/88 MCN Corporation Minutes of Regular Meeting of Board of Directors - Resolution directing officers to prepare a written stock incentive Plan to be considered at the 02/1989 meeting. (p.7+)

02/28/90 MCN Corporation Minutes of Regular Meeting of Board of Directors - The Plan is amended effective 01/08/90 by deleting Section 6.7(d) and inserting new Section 6.7(d) and new Section 6.7(e); Section 9.1(a)(ii) is deleted and new
                   Section 9.1(a)(ii) "Change in Control" is inserted; Section 9.1(b) is deleted and new Section 9.1(b) is inserted; Section
                   9.6 is deleted and new Section 9.6 inserted; New Section 9.12 Inserted.

05/08/91 MCN Corporation Minutes of Regular Meeting of Board of Directors authorizing the Board to approve a resolution to expressly state that no director who also serves as an officer of the Corporation shall be eligible to vote on any matter regarding those plans. (New Article XI - Miscellaneous)

08/15/92           Restated Plan.

12/15/94 MCN Corporation Minutes of Regular Meeting of Board of Directors proposes amendments to Sections 4.1(a) and 10.2 for approval by the Corporation's shareholders at their 1995 annual meeting.

04/27/95 MCN Corporation Minutes of Regular Meeting of Shareholders - The Shareholders approved the amendments recommended in the December 15, 1994 MCN Corporation Minutes of Regular Meeting of Board of Directors. Section 4.1(a) is deleted in its entirety and new section 4.1(a) is inserted.

4.1       (a) is amended to read:

                   "Subject to adjustment pursuant to Section 4.1(b), the aggregate number of shares of Common Stock with respect to which Options, Stock Appreciation Rights, Awards and Performance Units may be granted under the Plan in any calendar year shall not exceed one percent of the shares of Common Stock outstanding in any year. The one-percent limitation shall be calculated by dividing the aggregate number of shares of Common Stock with respect to which Options, Stock Appreciation Rights, Awards and Performance Units are granted under the Plan in any calendar year by the total number of shares outstanding on the first day during the calendar year on which Options, Stock Appreciation Rights, Awards, and Performance Units are granted. If the number of shares granted with respect to Options, Stock Appreciation Rights, Awards, or Performance Units is not determinable, then the limitation shall be calculated using the largest number of shares expected to be issued. Provided, however, that the number of Shares, Options, Stock Appreciation Rights, Awards, or Performance Units that may issued under this Plan subsequent to February 27, 1995 may not exceed 5% of the number of shares issued and outstanding on that date.

                   "Shares of Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation including shares purchased in the open market. If an Option, Restricted Stock Award, or Performance Unit Award granted under the Plan shall expire or terminate for any reason during a calendar year, the shares subject to, but not delivered, under such option or Award shall be available for other options and Awards to the same employee or other employees."

                   Section 10.2 is deleted in its entirety and new section 10.2 is inserted as follows: (New 10.2)

10.2 Limitation. No Option or Award shall be granted under the Plan after March 1, 2005.

07/27/95 MCN Corporation Minutes of Regular Meeting of Board of Directors approves an amendment to the Plan that would provide for the forfeiture of previous awards in specific situations where an executive or former executive took actions that were significantly adverse to the Corporation's interests. New section 9.13 is inserted as follows:

9.13 Forfeitures. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that the employee, before or after termination of his employment with the Corporation or its subsidiaries for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Corporation or its subsidiaries, which conduct damaged the Corporation or its subsidiaries, or disclosed trade secrets of the Corporation or its subsidiaries, (b) participated, engaged in or had a financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor in the United States which has a significant competitive impact on the business of the Corporation or its subsidiaries without the written consent of the Corporation or its subsidiaries, or
                   (c) has taken any other action that has a significant adverse impact in the Corporation or its subsidiaries, the employee shall forfeit all outstanding Options, Restricted Stock, or Performance Units which are not vested, including all rights related to such matters, and including all unexercised Options, exercised Options, and any performance based Stock Awards to which me may be entitled, and other elections pursuant to which the Corporation has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

                   The decision of the Committee as to the cause of the employee's discharge, the damage done to the Corporation or its subsidiaries, and the extent of the employee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality the discharge of the employee by the Company or its subsidiaries in any manner.

04/22/97 MCN Corporation Annual Meeting of Shareholders approves an amendment to the plan to increase the number of shares of MCN common stock authorized to be issued under the plan. In order to meet future potential performance unit plan awards, an increase in the number of authorized shares available for distribution under the plan by 5% of the number of MCN common shares issued and outstanding as of February 26, 1997 or 3,372,656 shares is approved. The plan is amended and restated as of 04/22/97.

                   (a) Section 4.1(a) is amended to read:

                         "Subject to adjustment pursuant to Section 4.1(b), the aggregate number of Options, Restricted Stock Awards, and shares of Common Stock issued upon payout of Performance Units that may be distributed under the Plan in any calendar year shall not exceed one percent of the shares of Common Stock outstanding on the first day of the calendar year on the date such Options, Restricted Stock, and shares of Common Stock issued upon payout of Performance Units are distributed. In addition, the number of Shares, Options, Stock Appreciation Rights, Awards, or Performance Units that may be issued under this Plan subsequent to February 26, 1997 may not exceed 5% of the number of shares issued and outstanding on that date plus the number of shares approved and not issued prior to February 26, 1997.

                         Shares of Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation including shares purchased in the open market. If an Option, Restricted Stock Award, or Performance Unit granted under the Plan shall expire or terminate for any reason during a calendar year, the shares subject to, but not distributed, under such Option or Restricted Stock shall be available for other Options and Awards to the same employee or other employees."

                         (b) Section 102. is amended to read:

                         "Limitation. No Option or Award shall be granted under the Plan after March 1, 2007."